Exhibit 21

TAUBMAN CENTERS, INC.
LIST OF SUBSIDIARIES

NAME	JURISDICTION OF FORMATION	DOING BUSINESS AS
Arizona REIT Unit Holder LLC	Delaware	N/A
Atlantic Pier Signage, LLC	Delaware	N/A
Beverly Associates L.P. 1	Delaware	N/A
Beverly Partners 1, Inc.	Delaware	N/A
Biltmore Holdings Associates 1 LLC	Arizona	N/A
Cherry Creek Holdings LLC	Delaware	N/A
City Creek Center Associates LLC	Delaware	City Creek Center
Dolphin Mall Associates LLC	Delaware	Dolphin Mall
Dolphin Mall N-M Holding LLC	Delaware	N/A
El Paseo Village LLC	Delaware	El Paseo Village
Fairlane Town Center LLC	Michigan	N/A
Great Lakes Crossing, L.L.C.	Delaware	N/A
Great Lakes Crossing Land, LLC	Delaware	N/A
Green Hills Land TRG LLC	Delaware	N/A
Green Hills Mall TRG LLC	Delaware	The Mall at Green Hills
International Plaza Holding Company, LLC	Delaware	N/A
La Cienega Partners Limited Partnership	Delaware	Beverly Center
Lakeside/Novi Land Partnership LLC	Michigan	N/A
LCA Holdings, L.L.C.	Delaware	N/A
MacArthur Shopping Center LLC	Delaware	N/A
Miami Taubman Worldcenter Holdings LLC	Delaware	N/A
MSC-TAML Holdings LLC	Delaware	N/A
North Lake Land LLC	Delaware	N/A
Partridge Creek Fashion Park LLC	Delaware	N/A
Partridge Creek TRS LLC	Delaware	N/A
Plano Holdings LLC	Delaware	N/A
Plaza Internacional Puerto Rico LLC	Puerto Rico	The Mall of San Juan
Short Hills Associates L.L.C.	Delaware	The Mall at Short Hills
Short Hills Holdings LLC	Delaware	N/A
Short Hills SPE LLC	Delaware	N/A
Stony Point Associates LLC	Delaware	N/A
Stony Point Fashion Park Associates, L.L.C.	Delaware	N/A
Stony Point Land LLC	Delaware	N/A
Taub-Co C-C, LLC	Delaware	N/A
Taub-Co Fairfax, Inc.	Delaware	N/A
Taub-Co Finance II, Inc.	Michigan	N/A
Taub-Co Finance LLC	Delaware	N/A
Taub-Co Kemp, Inc.	Michigan	N/A
Taub-Co Land Holdings, Inc.	Michigan	N/A
Taub-Co Landlord LLC	Delaware	N/A
Taub-Co License LLC	Delaware	N/A
Taub-Co Management IV, Inc.	Michigan	N/A
Taub-Co TRS Services, Inc.	Michigan	N/A

NAME	JURISDICTION OF FORMATION	DOING BUSINESS AS
Taubman (Hong Kong) Limited	Hong Kong	N/A
Taubman Asia Investments Limited	Cayman Islands	N/A
Taubman Asia Limited	Cayman Islands	N/A
Taubman Asia Management II LLC	Delaware	N/A
Taubman Asia Management Limited	Cayman Islands	N/A
Taubman Auburn Hills Associates Limited Partnership	Delaware	Great Lake Crossing Outlets
Taubman Cherry Creek Shopping Center, L.L.C.	Delaware	Cherry Creek
Taubman China FTZ Holdings Limited	Cayman Islands	N/A
Taubman China FTZ (Hong Kong) Limited	Hong Kong	N/A
Taubman China FTZ LP (Hong Kong) Limited	Hong Kong	N/A
Taubman China Holdings Limited	Cayman Islands	N/A
Taubman China Holdings One LLC	Delaware	N/A
Taubman MacArthur Associates Limited Partnership	Delaware	N/A
Taubman Macau Limited	Macau	N/A
Taubman MSC LLC	Delaware	N/A
Taubman Office Center LLC	Delaware	N/A
Taubman One Enterprise Management Consulting (Shanghai) LLP	Peoples Republic of China	N/A
Taubman Palm Beach LLC	Delaware	N/A
Taubman Prestige Outlets of Chesterfield LLC	Delaware	Taubman Prestige Outlets Chesterfield
Taubman Private Equity Investment Fund Management (Shanghai) Co., Ltd.	Peoples Republic of China	N/A
Taubman Private Equity Investment Fund (Shanghai) LLP	Peoples Republic of China	N/A
Taubman Properties Asia LLC	Delaware	N/A
Taubman Puerto Rico LLC	Puerto Rico	N/A
Taubman San Juan CRL, LLC	Delaware	N/A
Taubman Stamford Holdings, LLC	Delaware	N/A
Taubman Two Enterprise Management Consulting (Shanghai) LLP	Peoples Republic of China	N/A
Taubman Xian (Hong Kong) Limited	Hong Kong	N/A
Taubman Xian Holdings Limited	Cayman Islands	N/A
Taubman Zhengzhou (Hong Kong) Limited	Hong Kong	N/A
Taubman Zhengzhou Holdings Limited	Cayman Islands	N/A
Taubman-Cherry Creek Limited Partnership	Colorado	Cherry Creek (west end only)
Taubman Consulting Limited	Peoples Republic of China	N/A
The Gardens on El Paseo LLC	Delaware	The Gardens on El Paseo
The Taubman Company Asia Limited	Cayman Islands	N/A
The Taubman Company LLC	Delaware	The Taubman Company
The Taubman Realty Group Limited Partnership	Delaware	N/A
TJ Palm Beach Associates Limited Partnership	Delaware	N/A
T-O Associates Holdings LLC	Delaware	N/A
TPA Hanam Union Square GP LLC	Delaware	N/A
TPA Hanam Union Square Holdings LP	Delaware	N/A
TPOC Chesterfield LLC	Delaware	N/A
TRG Auburn Hills LLC	Delaware	N/A
TRG CCP Holdings LLC	Delaware	N/A
TRG Charlotte Land LLC	Delaware	N/A
TRG Charlotte LLC	Delaware	N/A

NAME	JURISDICTION OF FORMATION	DOING BUSINESS AS
TRG Development LLC	Delaware	N/A
TRG Forsyth LLC	Delaware	N/A
TRG IMP LLC	Delaware	N/A
TRG Properties - Orlando, L.L.C.	Delaware	N/A
TRG Properties-Waterside L.L.C.	Delaware	N/A
TRG Sarasota Company LLC	Delaware	N/A
TRG Short Hills LLC	Delaware	N/A
TRG Stamford Holdings, L.L.C.	Delaware	N/A
TRG SunValley LLC	Delaware	N/A
TRG/F-T Waterside, L.L.C.	Delaware	N/A
TRG-Fairfax L.L.C.	Delaware	N/A
TRG-Waikiki LLC	Delaware	N/A
Twelve Oaks Mall LLC	Michigan	Twelve Oaks Mall
Willow Bend Associates Limited Partnership	Delaware	N/A
Willow Bend Holdings 1 LLC	Delaware	N/A
Willow Bend Holdings 2 LLC	Delaware	N/A
Willow Bend Kemp Limited Partnership	Delaware	N/A
Willow Bend Realty Limited Partnership	Delaware	N/A
Willow Bend Shopping Center Limited Partnership	Delaware	N/A
Willow Bend SPE LLC	Delaware	N/A
Woodland GP, Inc.	Delaware	N/A
Woodland Holdings Investments LLC	Delaware	N/A
Woodland Investment Associates Limited Partnership	Delaware	N/A
Woodland Shopping Center Limited Partnership	Delaware	N/A